Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MISSOURI
EASTERN DIVISION

In Re:	)	In Proceedings Under Chapter 11
	)	Hon. Barry S. Schermer
LACLEDE STEEL COMPANY,	)
	)	Case No. 01-48321-399
Debtor.	)
)
	)	ORDER CONFIRMING
	)	DEBTOR'S AND THE OFFICIAL
	)	UNSECURED CREDITORS
	)	COMMITTEE'S SECOND AMENDED
	)	JOINT PLAN OF LIQUIDATION,
	)	DATED MAY 16, 2005
)
	)	Re: 691
	)	Hearing Date: May 16, 2005 Hearing Time: 9:00 A.M.

        At Saint Louis, in this District, this 19th of May, 2005.

        Laclede Steel Company, debtor and debtor in possession in the above-referenced Chapter 11 proceedings (the “Debtor”) and the Official Unsecured Creditors Committee of Laclede Steel Company (the “Committee”), having filed with this Court under Chapter 11 of the Bankruptcy Code, 11 U.S.C. §101 et seq. (the “Bankruptcy Code”) the Debtor’s and the Official Unsecured Creditors Committee’s First Amended Joint Plan of Liquidation Dated March 7, 2005 (the “Plan”); and their First Amended Disclosure Statement dated March 7, 2005 (the “Disclosure Statement”) having been approved by this Court on or about March 22, 2005 after proper notice to all creditors, and other parties in interest to this Chapter 11 proceeding pursuant to this Court’s Order Approving Disclosure Statement and Notice of Hearing on Confirmation of Plan and Notice of Deadline for Objections to the Plan (the “Disclosure Statement Order”); and copies of the Plan, the Disclosure Statement and related materials having been duly transmitted to all required parties on or before April 8, 2005, as provided in the Disclosure Statement Order; and the solicitation of acceptances from holders of claims or interests in this case having been made by Debtor and the Committee (collectively the “Joint Proponents”) in the manner required by this Court and consistent with the Bankruptcy Code; and a full evidentiary hearing to consider confirmation of the Plan and other matters relating to confirmation having been held by the Court on May 16, 2005 (the “Hearing”) upon proper notice as heretofore directed in the Disclosure Statement Order; and the Certificate of Mailing dated April 15, 2005 evidencing compliance with said Order having been filed and considered; and upon consideration of the entire record of this Chapter 11 proceeding, the arguments of counsel and the evidence received by the Court at the Hearing and the ballots cast in favor of the Plan; and the Joint Proponents having filed with this Court a Report of Balloting; and the Court having considered the Memorandum of Law filed in support of the Plan by the Joint Proponents; and the objection to confirmation filed by the Internal Revenue Service having been sustained in part with the Court requesting that the Plan Proponents file the Debtor’s and the Official Unsecured Creditors Committee’s Second Amended Joint Plan of Liquidation Dated May 16, 2005 (the “Second

Amended Plan”) in order to resolve such objection; the Second Amended Plan having been filed; and after due deliberation and consideration of the credibility of the witnesses and the evidence adduced, the Court determines that sufficient factual and legal cause has been presented to make the following Findings of Fact and Conclusions of Law:

FINDINGS OF FACT AND CONCLUSIONS OF LAW

        1.        This Confirmation Order constitutes the Court’s findings of fact and conclusions of law under Federal Rule of Civil Procedure 52, as made applicable by Bankruptcy Rules 7052 and 9014. Any and all findings of fact shall constitute findings of fact even if they are stated as conclusions of law, and any and all conclusions of law shall constitute conclusions of law even if they are stated as findings of fact.

        2.        The Second Amended Plan complies with the applicable provisions of Chapter 11 of the Bankruptcy Code, including the classification and mandatory and permissive plan content provisions of Sections 1122 and 1123 of the Bankruptcy Code. 11 U.S.C. §1129(a)(1). In particular:

(A)	The Second Amended Plan properly designates classes of claims and interests consistent with §1122 of the Bankruptcy Code and otherwise complies with the provisions of 11 U.S.C. §1123(a)(1);

(B)	The Second Amended Plan specifies the classes of Claims and Interests not impaired under the Plan and otherwise complies with the provisions of 11 U.S.C. §1123(a)(2);

(C)	The Second Amended Plan identifies the classes of Claims and Interests impaired and specifies the treatment of Claims and Interests in such classes and otherwise complies with the provisions of 11 U.S.C.ss.1123(a)(3);

(D)	The Second Amended Plan provides the same treatment for each Claim or Interest of a particular class, unless the holder of such Claim or Interest agrees to a less favorable treatment of such Claim or Interest and otherwise complies with the provisions of 11 U.S.C. §1123(a)(4); and

(E)	The Second Amended Plan provides adequate means for the execution and implementation of its provisions and otherwise complies with the provisions of 11 U.S.C. §1123(a)(5).

        3.        The Joint Proponents have complied with all applicable provisions of the Bankruptcy Code, including the disclosure requirements of Section 1125 of the Bankruptcy Code. 11 U.S.C. §1129(a)(2).

        4.        The Second Amended Plan has been proposed in good faith and not by any means forbidden by law. 11 U.S.C. §1129(a)(3).

        5.        Any payment made or to be made by the Debtor for services or for costs and expenses in connection with the Plan and incident to this Chapter 11 proceeding has been approved by, or is subject to the approval of, the Court as reasonable. 11 U.S.C. §1129(a)(4).

        6.        The Joint Proponents of the Second Amended Plan have disclosed the identity and affiliations of each individual who will serve as an officer of Debtor, each individual who will serve as a director of Debtor, and each insider who will be employed by Debtor (and the nature of the compensation for each such insider) as required by 11 U.S.C. §1129(a)(5), to the extent applicable under the terms of this Order.

        7.        As Debtor ceased operations after liquidating its real and personal property pursuant to the orders of this Court, no governmental regulatory commission has jurisdiction over rates of the Debtor, and thus the requirements of Section 1129 (a)(6) of the Bankruptcy Code are not applicable.

        8.        In accordance with the Order of this Court dated March 22, 2005, the Joint Proponents solicited an acceptance or rejection of the Second Amended Plan from each of the holders of the Class 3 claims, which class accepted the Second Amended Plan. The Court accepts and adopts as part of its findings herein the Report of Balloting previously filed with the Court by the Joint Proponents.

        9.        The procedures by which the Joint Proponents distributed and tabulated the ballots were fair, properly conducted and complied with the prior Disclosure Statement Order of this Court with respect thereto, dated and entered on or about March 22, 2005.

        10.        With respect to each impaired class, each holder of a Claim or Interest of such class either accepted the Second Amended Plan or will receive or retain under the Plan on account of such Claim or Interest property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtor would be liquidated under Chapter 7 of the Bankruptcy Code as required by 11 U.S.C. §1129(a)(7)(A). No election under Section 1111(b)(2) of the Bankruptcy Code has been made by the holder of any claim.

        11.        All classes under the Second Amended Plan are either unimpaired or have accepted, said plan. 11 U.S.C. §1129(a)(8).

        12.        The Second Amended Plan The Second Amended Plan’s treatment of any Allowed Claims of the type specified in 11 U.S.C. §507(a) is proper and appropriate under the circumstances of this case and complies with the provisions of 11 U.S.C. §1129(a)(9)(A), (B), and (C).

        13.        Class 3, as set out in the Second Amended Plan, is an impaired class and has voted to accept the Second Amended Plan. The Second Amended Plan complies with 11 U.S.C. §1129(a)(10).

        14.        The Second Amended Plan is feasible. The Second Amended Plan calls for the creation of a Plan Committee and for such committee to make certain distributions on the Effective Date and provides for the liquidation of Debtor and complies with 11 U.S.C. §1129(a)(11).

        15.        All fees payable under 28 U.S.C. §1930 have been paid or will be paid on the date of confirmation of the Second Amended Plan. 11 U.S.C. §1129(a)(12).

        16.        Debtor, with approval of the Court, terminated its obligations under 11 U.S.C. §§1113 and 1114 and thus Section 1129 (a)(13) of the Bankruptcy Code is not applicable.

        17.        The Second Amended Plan meets the requirements of Section 1129(a) of the Bankruptcy Code with respect to each Class and does not discriminate unfairly among impaired Creditors.

        18.        The Second Amended Plan does not discriminate unfairly among or within classes of creditors and complies with the requirements of 11 U.S.C. §1129(b)(1).

        19.        With respect to secured creditors, the Second Amended Plan provides for secured creditors to retain their liens, if any, in the property of Debtor and its estate, and for such creditors to recover their property on the Effective Date of the Second Amended Plan, or as the parties may otherwise agree. As such the Plan is “fair and equitable” with respect to secured creditors as provided in 11 U.S.C. §1129(b)(2)(A).

        20.        With respect to unsecured creditors, which comprise Class 3, the Second Amended Plan provides that no holder of a claim or interest junior to Class 3 will receive or retain any property under the Second Amended Plan on account of such claim or interest. As such the Second Amended Plan is “fair and equitable” with respect to unsecured creditors as provided in 11 U.S.C. §1129(b)(2)(B).

        21.        With respect to interest holders, which comprise Class 4, the Second Amended Plan provides that no holder of an interest junior to Class 4 will receive or retain any property under the Second Amended Plan on account of such interest. As such the Second Amended Plan is “fair and equitable” with respect to interest holders as provided in 11 U.S.C. §1129(b)(2)(D).

        22.        The principal purpose of the Second Amended Plan is not the avoidance of taxes or the avoidance of the requirements of Section 5 of the Securities Act of 1933. 11 U.S.C. §1129(d).

        23.        The Effective Date shall be in accordance with Article I, Section 1.23 of the Second Amended Plan.

ACCORDINGLY, THE COURT MAKES THE FOLLOWING
CONCLUSIONS OF LAW AND ORDERS:

        1.        Any of the following conclusions of law that may be deemed to be findings of fact are hereby incorporated as findings of fact to the extent necessary or appropriate.

        2.        All objections to the confirmation of the Plan, to the extent not withdrawn or resolved by the Second Amended Plan, are hereby OVERRULED.

        3.        All of the requirements for confirmation of the Second Amended Plan under Sections 1129(a), (c) and (d) of the Bankruptcy Code are satisfied. The Second Amended Plan does not discriminate unfairly and is fair and equitable with respect to all creditors within the meaning of 11 U.S.C. §1129(b). The Joint Proponents are each appropriate proponents of the Second Amended Plan under Section 1121(a) of the Bankruptcy Code.

        The Second Amended Plan, and each of its provisions, is hereby CONFIRMED.

        4.        The proceeding with respect to confirmation of the Second Amended Plan is a core proceeding within the meaning of 28 U.S.C. §157(b)(2)(A), (L), and (O). This Court has jurisdiction over this proceeding and the persons or governmental units subject hereto, pursuant to 28 U.S.C. §§157 and 1334 and Local Rule 9.01(B)(1) of the United States District Court for the Eastern District of Missouri.

        5.        Notice of the hearing on confirmation , the last date and time to file and deliver objections or other responses to confirmation, and the last date and time for submission of ballots to counsel to the Committee was adequate and appropriate under the circumstances and said notice satisfies the requirements of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the local rules of this court, and all other applicable law, including, but not limited to, Section 102(1) of the Bankruptcy Code, Bankruptcy Rule 3017 and the Disclosure Statement Order.

        6.        The solicitation of acceptances complied with Sections 1125 and 1126 of the Bankruptcy Code, Bankruptcy Rule 3018 and applicable law.

        7.        The Second Amended Plan and its provisions are binding upon the Debtor, any and all Creditors, and any and all Interest Holders, whether or not the Claim or Interest of such Creditor or Interest Holder or obligation of any party in interest is impaired under the Second Amended Plan, and whether or not such Creditor or Interest Holder has accepted the Second Amended Plan.

        8.        Pursuant to Article Six of the Second Amended Plan, and in accordance with Sections 365 and 1123(b)(2) of the Bankruptcy Code, except for any and all executory contracts and unexpired leases that have been previously assumed or rejected by the Debtor pursuant to previous Orders of this Court, or as specified in the Second Amended Plan, all executory contracts and unexpired leases and subleases of the Debtor shall be deemed rejected by the Debtor effective as of the Effective Date.

        9.        In accordance with this Order and the terms of the Second Amended Plan, from and after the Effective Date Debtor shall remain in existence only to the extent necessary to liquidate any remaining assets of the Estate and to wind up Debtor’s affairs. Upon the Effective Date of the Second Amended Plan, Debtor’s corporate existence shall cease, and any and all outstanding stock in Debtor and all of its affiliates or non-Debtor subsidiaries shall be and shall be deemed to be cancelled, and the Debtor and any of its affiliates or non-Debtor subsidiaries shall be and shall be deemed to be dissolved in accordance with Section 303 of the Delaware General Corporation Law or any similar applicable state law. Debtor shall not be required to take any additional steps or actions, under state corporate law or otherwise, in order to dissolve or terminate Debtor’s corporate existence. In addition, upon the occurrence of the Effective Date and the Debtor’s deemed corporate dissolution, Debtor shall be relieved of any duty to continue making any periodic corporate filings, with the Securities Exchange Commission or otherwise.

        10.        As soon as reasonably practicable after the Effective Date, Debtor shall transfer to the Plan Committee control of all Estate Property, including all records and other documents of the Debtor. Following transfer of the Estate Property by Debtor to the Plan Committee, neither Debtor nor any of Debtors’ officers, directors, employees or agents shall have any further responsibility to maintain any of Debtors’ records, documents or other information. From and after such transfer, the Plan Committee may retain or dispose of such records, documents, or other information at such times and in such manner as the Plan Committee deems appropriate in the exercise of its business judgment.

        11.        The provisions of Article Eight of the Second Amended Plan and the releases set forth therein are approved. As of the Effective Date of the Second Amended Plan, the Debtor, in its individual capacity and as Debtor-in-Possession, shall be deemed to have forever released, waived and discharged all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities (other than the rights of the Joint Proponents to enforce the Second Amended Plan and the contracts, releases, indentures and other agreements or documents delivered thereunder) whether direct or derivative, liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise, that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtor, the parties released pursuant to Article Eight of the Second Amended Plan, the Chapter 11 proceedings, the Second Amended Plan or the Disclosure Statement, and that could have been asserted by or on behalf of the Debtor or its Estate against (a) the current former directors, officers and employees (in their capacities as such) of the Debtor or any of its affiliates and non-Debtor subsidiaries, and the agents and professionals of the Debtor and any of its affiliates or non-Debtor subsidiaries, and (b) the Committee and its agents and professionals, including lawyers, staff and others employed by such agents and professionals.

        12.        The Bankruptcy Court shall retain jurisdiction over the bankruptcy case only in accordance with and for the purposes stated in the Second Amended Plan and as permitted by law.

        13.        Pursuant to Bankruptcy Rule 3020(d), notwithstanding entry of the Confirmation Order, the Bankruptcy Court may enter all orders necessary or proper to administer the estate.

        14.        Pursuant to Section 1142(b) of the Bankruptcy Code, the Debtor, all Creditors and all Interest Holders are directed to execute and deliver any documents, instruments or agreements, or any amendments or modifications thereto, that may be necessary or appropriate for the implementation or consummation of the Second Amended Plan.

        15.        Debtor’s counsel shall promptly submit to the Court a proposed Notice of Entry of the Confirmation Order which, upon approval by the Court, shall be mailed by the Debtor promptly as provided in Bankruptcy Rule 2002(f)(7) to all known Creditors, Interest Holders and other parties in interest in this Chapter 11 proceeding appearing on the Debtor’s then-current Amended Matrix.

        16.        Notwithstanding Bankruptcy Rules 7062 and 9014, the Confirmation Order and these findings and conclusions shall be effective and enforceable immediately upon entry, unless otherwise ordered by the Bankruptcy Court.

DATED: May 19, 2005	/s/ Barry S. Schermer
St. Louis, Missouri	Barry S. Schermer
United States Bankruptcy Judge

Order prepared by:

Robert A. Breidenbach (ARN 74339, MBE 41557)
GOLDSTEIN & PRESSMAN, P.C.
121 Hunter Avenue, Suite 101
St. Louis, MO 63124-2082
FAX: (314) 727-1447
(314) 727-1717
rab@goldsteinpressman.com

Cullen K. Kuhn (ARN 53151)
BRYAN CAVE, LLP
211 N. Broadway, Suite 3600
St. Louis, MO 63102-2750
FAX: (314) 259-2020
(314) 259-2000
ckkuhn@bryancave.com

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